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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 17, 2005


                        FINANCIAL ASSET SECURITIES CORP.



            (as depositor under the Pooling and Servicing Agreement, dated as of March 15, 2005, providing for the issuance of
               Mortgage Pass-Through Certificates, Series 2005-1)


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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
          Delaware                                   333-121661                 06-1442101
----------------------------------                   ------------               ----------
(State or Other Jurisdiction                         (Commission                (I.R.S. Employer
of Incorporation)                                    File Number)               Identification Number)

600 Steamboat Road,
Greenwich, Connecticut                                                           06830
-------------------------------------------------                                -----
(Address of Principal Executive Offices)                                      (Zip Code)

Registrant's telephone number, including area code:  (203) 625-2700
                                                     --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):



[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)



[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))



[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))



[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                Item 601(a) of Regulation
Exhibit No.          S-K, Exhibit No.             Description
-----------          ----------------             -----------
1                    5.1, 8.1, 23.1               Opinion and Consent of Thacher
                                                  Proffitt & Wood LLP



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 17, 2005

                                              FINANCIAL ASSET SECURITIES CORP.


                                              By: /s/ Frank Skibo
                                                  ----------------------------
                                              Name:   Frank Skibo
                                              Title:  Managing Director

                                  EXHIBIT INDEX


                Item 601(a) of Regulation
Exhibit No.          S-K, Exhibit No.             Description
-----------          ----------------             -----------
1                    5.1, 8.1, 23.1               Opinion and Consent of Thacher
                                                  Proffitt & Wood LLP